SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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MassMutual Select Funds
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MASSMUTUAL SELECT FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Select Large Cap Value Fund

MassMutual Select Small Cap Growth Equity Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

November 20, 2012

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Subadvisory Agreements for the Funds (each Fund’s “New Subadvisory Agreement”) between Massachusetts Mutual Life Insurance Company (in its capacity as investment adviser to the Funds, the “Adviser” or “MassMutual”) and Columbia Management Investment Advisers, LLC (“Columbia Management”) and Huber Capital Management, LLC (“Huber Capital”) for the MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”) and Timberline Asset Management LLC (“Timberline”) for the MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”). This Information Statement explains why the Trustees (i) approved the termination of the Subadvisory Agreement between the Adviser and Davis Selected Advisers, L.P. (“Davis”) with respect to the Large Cap Value Fund; (ii) approved the Adviser’s entering into the New Subadvisory Agreements with Columbia Management and Huber Capital with respect to the Large Cap Value Fund; and (iii) approved the Adviser’s entering into the New Subadvisory Agreement with Timberline with respect to the Small Cap Growth Equity Fund. In addition, this Information Statement describes generally the terms of each New Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of November 5, 2012 on or about November 20, 2012.

As required by an Exemptive Order that the Adviser has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Large Cap Value Fund

Termination of the Prior Subadvisory Agreement and Trustee Approval of the New Subadvisory Agreements

At a meeting of the Trustees held on August 15, 2012, the Trustees approved the termination of the Subadvisory Agreement dated August 15, 2011 between the Adviser and Davis on behalf of the Fund, such termination to take effect on September 11, 2012. The Trustees considered, among others, the following factors in reaching this decision:

•

Davis’ trailing performance was poor versus its large cap blend peer group median and its historical performance trend was inconsistent. Clients and advisors had reacted to that poor performance with significant fund redemptions.

•	Management’s belief that a change to subadvisers using more flexible investment approaches could lead to more consistent performance during different market cycles.

•	Management’s desire to reposition the Fund in the large value style box, synonymous with its name.

After arriving at the decision to replace Davis as subadviser of the Fund, the Trustees determined that Columbia Management, which has an experienced, stable team; multi-pronged dividend-focused strategy, strong risk-return profile, consistent performance in multiple market cycles; and a pervasive risk-management culture; and Huber Capital, which has delivered consistently strong returns for over a decade, and has a boutique firm size which allows for flexible market cap allocation, provided the best opportunities for the Large Cap Value Fund. It was determined that the combination of the two would provide a unique Fund which could produce strong consistency of performance in the large cap value space.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•

Columbia Management and Huber Capital and their personnel (including particularly those personnel with responsibilities for providing services to the Large Cap Value Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Subadvisory Agreements);

•	the scope and quality of the services that Columbia Management and Huber Capital will provide to the Large Cap Value Fund;

•	the historical investment performance track record of Columbia Management and Huber Capital and of similar accounts managed by other advisers; and

•

the advisory fee rates payable to Columbia Management and Huber Capital by the Adviser (Appendix A and Appendix B to this Information Statement contain information regarding the fee schedule for other funds advised or subadvised by Columbia Management and Huber Capital, respectively, that have investment objectives similar to those of the Large Cap Value Fund).

Based on the foregoing, and following their review, the Trustees concluded that (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided in the future under the New Subadvisory Agreements; (ii) the Adviser’s projected level of profitability from its relationship to the Large Cap Value Fund was not excessive, and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities and philosophies of Columbia Management and Huber Capital would be well suited to the Large Cap Value Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable and are in the best interest of the Large Cap Value Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements. Prior to a vote being taken to approve the New Subadvisory Agreements, the independent Trustees met separately in executive session to discuss the appropriateness of the agreements. During the executive session, the independent Trustees were advised by their independent legal counsel. The independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory Agreements

Appendix C and Appendix D to this Information Statement contain the New Subadvisory Agreements. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreements, you should read Appendix C and Appendix D for a complete understanding of the New Subadvisory Agreements.

The New Subadvisory Agreements essentially provide that Columbia Management and Huber Capital, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide a continuing investment program for the Fund and determine what securities or other investments shall be purchased or sold by the Fund, (2) arrange for the purchase and sale of securities and other investments for the Fund, and (3) provide reports on the foregoing to the Trustees at each board meeting.

The New Subadvisory Agreements provide that Columbia Management and Huber Capital will not be liable to the Fund or its shareholders, except in the event of Columbia Management’s or Huber Capital’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of their duties under the New Subadvisory Agreements.

There is no change in the advisory fee rate paid by the Fund’s shareholders. The advisory fee rate will continue to be 0.65% of the average daily net assets of the Large Cap Value Fund.

Information About the Ownership of the Subadvisers

The following description of Columbia Management was provided to the Trust by Columbia Management.

Columbia Management Investment Advisers, LLC is located at 225 Franklin Street, Boston, Massachusetts 02110. Columbia Management is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. As of September 30, 2012, Columbia Management had approximately $308 billion in assets under management.

The following are the names and principal occupations of the principal executive officer and each director of Columbia Management. The address of the principal executive officer and each director is 225 Franklin Street, Boston, Massachusetts 02110.

Name and Position With Investment Adviser	Principal Occupation
William F. Truscott	President and Chairman of the Board
Colin Moore	Chief Investment Officer
J. Kevin Connaughton	Managing Director and General Manager Mutual Fund Products
Amy K. Johnson	Senior Vice President and Chief Operating Officer
Robert McConnaughey	Managing Director and Head of Equities
Colin J. Lundgren	Managing Director and Head of Fixed Income
Brian J. McGrane	Senior Vice President and Chief Financial Officer
Jeffrey F. Peters	Senior Vice President and Head of Institutional Distribution
Todd White	Managing Director and Head of Alternative and Absolute Return Investments
Christopher Thompson	Senior Vice President and Head of Investment Products
Amy Unckless	Senior Vice President and Chief Administrative Officer
Scott R. Plummer	Senior Vice President, Chief Legal Officer and Assistant Secretary
Kevin Poole	Chief Compliance Officer

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Columbia Management may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Columbia Management that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Columbia Management’s overall duties to the Funds and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

The following description of Huber Capital was provided to the Trust by Huber Capital.

Huber Capital Management, LLC is located at 10940 Wilshire Boulevard, Suite 925, Los Angeles, California 90024. Huber Capital is a 100% employee owned investment advisory firm providing discretionary investment advisory services to institutional accounts and mutual funds. Founded in 2007, Huber Capital Management brings together an experienced group of investment professionals committed to a disciplined, value-based investment process which utilizes best practices of both fundamental research and behavioral psychology to create a distinctive investment approach. As of September 30, 2012, Huber Capital had approximately $1.81 billion in assets under management.

The following are the names and principal occupations of the principal executive officer and each director of Huber Capital. The address of the principal executive officer and each director is 10940 Wilshire Boulevard, Suite 925, Los Angeles, California 90024.

Name and Position With Investment Adviser	Principal Occupation
Joseph Huber	Chief Executive Officer/Chief Investment Officer
Gary Thomas	Principal, Chief Operating Officer/Chief Compliance Officer
Gary Steiner	Principal, Portfolio Manager
Emidio Checcone	Principal, Portfolio Manager

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Huber Capital may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Huber Capital that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Huber Capital’s overall duties to the Funds and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

II.	Small Cap Growth Equity Fund

Trustee Approval of the New Subadvisory Agreement

At a meeting of the Trustees held on August 15, 2012, the Trustees approved the Subadvisory Agreement dated September 12, 2012 between the Adviser and Timberline on behalf of the Fund. The Trustees came to this decision after determining that it would be appropriate to find another subadviser who would maintain the multi-manager, subadvised structure, which provides a key advantage in delivering consistently attractive performance results, while offsetting the drift towards a higher market cap; provide for capacity to accept additional capital inflows without altering the Fund’s objective; and provide diversification of the style characteristics of the three existing managers. After careful consideration, the Trustees determined that Timberline’s overall strength of track record, an impressive portfolio management team, and a return profile with consistently strong risk-adjusted results with a disciplined small cap growth profile, would be a strong complement to Wellington Management Company, LLC and Waddell & Reed Investment Management Company, and provided the best opportunity for the Small Cap Growth Equity Fund.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	Timberline and its personnel (including particularly those personnel with responsibilities for providing services to the Small Cap Growth Equity Fund), resources and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Subadvisory Agreement);

•	the scope and quality of the services that Timberline will provide to the Small Cap Growth Equity Fund;

•	the historical investment performance track record of Timberline and of similar accounts managed by other advisers; and

•

the advisory fee rates payable to Timberline by the Adviser (Appendix E to this Information Statement contains information regarding the fee schedule for other funds advised or subadvised by Timberline that have investment objectives similar to those of the Small Cap Growth Equity Fund).

Based on the foregoing, and following their review, the Trustees concluded that (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided in the future under the New Subadvisory Agreement; (ii) the Adviser’s projected level of profitability from its relationship to the Small Cap Growth Equity Fund was not excessive, and the subadvisory fee amount under the New Subadvisory Agreement is fair and reasonable; (iii) the investment processes, research capabilities and philosophy of Timberline would be well suited to the Small Cap Growth Equity Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable and are in the best interest of the Small Cap Growth Equity Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement. Prior to a vote being taken to approve the New Subadvisory Agreement, the independent Trustees met separately in executive session to discuss the appropriateness of the agreement. During the executive session, the independent Trustees were advised by their independent legal counsel. The independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory Agreement

Appendix F to this Information Statement contains the New Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement, you should read Appendix F for a complete understanding of the New Subadvisory Agreement.

The New Subadvisory Agreement essentially provides that Timberline, under the Trustees’ and the Adviser’s supervision, will, among other things, (1) provide a continuing investment program for the Small Cap Growth Equity Fund and determine what securities or other investments shall be purchased or sold by the Small Cap Growth Equity Fund, (2) arrange for the purchase and sale of securities and other investments for the Small Cap Growth Equity Fund, and (3) provide reports on the foregoing to the Trustees at each board meeting.

The New Subadvisory Agreement provides that Timberline will not be liable to the Small Cap Growth Equity Fund or its shareholders, except in the event of Timberline’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under the New Subadvisory Agreement.

There is no change in the advisory fee rate paid by the Small Cap Growth Equity Fund’s shareholders. The advisory fee rate will continue to be 0.82% of the average daily net assets of the Small Cap Growth Equity Fund.

Information About the Ownership of the Subadviser

The following description of Timberline was provided to the Trust by Timberline.

Timberline Asset Management LLC, founded in 2006, is located at 805 SW Broadway, Portland, Oregon 97205. Timberline is a subsidiary of Thomas Weisel Asset Management LLC. Timberline’s ultimate parent company is Stifel Financial Corp. Timberline does business in the State of California as Timberline Asset Managers LLC. As of September 30, 2012, Timberline managed approximately $588 million in U.S. small, small/mid, and mid cap growth portfolios.

The following are the names and principal occupations of the principal executive officer and each director of Timberline. The address of the principal executive officer and each director is 805 SW Broadway, Portland, Oregon 97205 unless otherwise noted below.

Name and Position With Investment Adviser	Principal Occupation
Kenneth A. Korngiebel, CFA Chief Investment Officer	Portfolio Manager

J. Michael Kosicki Director	Co-Portfolio Manager

John Y. Liu Director	Co-Portfolio Manager

Theodore Wendell Director	Co-Portfolio Manager

Peter R. Guarino Chief Compliance Officer	Compliance professional 501 N. Broadway St. Louis, MO 63102

Mark P. Fisher General Counsel	Legal professional One Montgomery St., Suite 3700 San Francisco, CA 94104

Cindi T. Perez Chief Operating Officer	Financial professional One Montgomery St., Suite 3700 San Francisco, CA 94104

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Timberline may cause the Funds to pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Timberline that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Timberline’s overall duties to the Funds and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

Other Information

Adviser’s Address. The address of the Adviser is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Subadministrator. The address of the Funds’ principal underwriter, MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors,

LLC is a wholly-owned subsidiary of the Adviser. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the subadministrator of the Funds.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 1295 State Street, Springfield, Massachusetts 01111 or by calling 1-888-309-3539.

Outstanding Shares. Appendix G and Appendix H to this Information Statement list the total number of shares outstanding as of November 5, 2012 for each class of the Funds’ shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Certain Other Mutual Funds Advised By Columbia Management

Columbia Management has provided the following information to the Trust regarding other funds for which Columbia Management acts as investment adviser or subadviser and which have investment objectives similar to those of the portion of the Large Cap Value Fund managed by Columbia Management.

Other Fund(s) with Similar Objectives to the Large Cap Value Fund	Fee Rate (based on average daily net assets) ($M)		Net Assets of Other Fund(s) at September 30, 2012 ($M)	Columbia Management’s Relationship to Other Fund(s) (Adviser or Subadviser)
Columbia Dividend	$0-$500	0.660%	$4,640	Adviser
Opportunity Fund	$500-$1,000	0.615%
	$1,000-$1,500	0.570%
	$1,500-$3,000	0.520%
	$3,000-$6,000	0.510%
	>6,000	0.490%

A-1

Appendix B

Certain Other Mutual Funds Advised By Huber Capital

Huber Capital has provided the following information to the Trust regarding other funds for which Huber Capital acts as investment adviser or subadviser and which have investment objectives similar to those of the portion of the Large Cap Value Fund managed by Huber Capital.

Other Fund(s) with Similar Objectives to the Portion of the Large Cap Value Fund Managed by Huber Capital	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at September 30, 2012	Huber Capital’s Relationship to Other Fund(s) (Adviser or Subadviser)
Huber Capital Equity Income Fund, Institutional Class (HULEX)	0.99%	$13.67 million	Adviser
Huber Capital Equity Income Fund, Investor Class (HULIX)	1.49%	$8.35 million	Adviser

B-1

Appendix C

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Large Cap Value Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Columbia Management Investment Advisers, LLC (the “Subadviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Large Cap Value Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 11th day of September, 2012.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MassMutual wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Portfolio and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Portfolio;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the applicable provisions (communicated to the Subadviser by MassMutual) of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the “Trust Documents”) provided to the Subadviser by MassMutual;

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, of which the Subadviser has been notified;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Portfolio.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MassMutual, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MassMutual gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Portfolio in a timely manner with such records of its proxy voting on behalf of the Portfolio as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Portfolio, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Portfolio’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MassMutual such reports for the Portfolio, on a monthly, quarterly or annual basis, as MassMutual or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) As soon as practicable the Subadviser shall provide full disclosure to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Portfolio hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information), information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser to the Portfolio hereunder, and, upon request, other information that MassMutual reasonably deems necessary or desirable to enable MassMutual to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MassMutual and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MassMutual or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MassMutual or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this

Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MassMutual (or their agents or accountants), upon reasonable prior written request by MassMutual to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Portfolio are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MassMutual and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MassMutual or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MassMutual (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MassMutual, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MassMutual, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MassMutual.

3.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MassMutual or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MassMutual recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Portfolio, the Fund or MassMutual in any way or otherwise be deemed an agent of the Portfolio, the Fund or MassMutual except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MassMutual agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: an annual rate of [            ].

5.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MassMutual or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Portfolio of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MassMutual may notify the Subadviser from time to time.

6.	Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MassMutual that:

(a)	The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Portfolio to MassMutual; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MassMutual of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)	The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MassMutual with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MassMutual that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)	The Subadviser has provided MassMutual with a copy of its Form ADV Part 2A, which as of the date of this Subadvisory Agreement is its Form ADV Part 2A as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MassMutual.

To the extent not prohibited by applicable law, the Subadviser will promptly notify MassMutual of any changes in its controlling shareholder or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d)	Except as otherwise disclosed, there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2A; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules that could materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement.

(e)	All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Subadviser or approved by the Subadviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

7.	Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Subadviser the following:

(i)	MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)	MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MassMutual has received a copy of Part 2A of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

8.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Subadviser’s performance results with respect to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio as may be reasonably requested from time to time by the Fund and MassMutual. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MassMutual, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MassMutual.

9.	Confidentiality.

The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MassMutual that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this Section 9 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Fund generally, provided that any such disclosure does not identify any such investments as those of the Portfolio specifically. The Subadviser will restrict access to the Portfolio Information to those employees, affiliates, or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings, and, in the case of affiliates, under terms of confidentiality that are similar to the terms of this Subadvisory Agreement. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MassMutual for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MassMutual with prompt written notice of such requirement prior to any such disclosure, unless such notice is forbidden by law.

MassMutual agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MassMutual will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MassMutual and of service providers to the Fund and MassMutual who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MassMutual from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MassMutual provides Subadviser with prompt written notice of such requirement prior to any such disclosure, unless such notice is forbidden by law.

10.	Use of Names.

The names of both MassMutual and any affiliates of MassMutual and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MassMutual and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MassMutual and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.

11.	Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

13.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MassMutual or the Fund may have under any securities laws.

(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MassMutual’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MassMutual. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.

(c) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.

Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the party providing indemnification has not elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the party providing indemnification shall be deemed to have waived any right it might otherwise have to assume such defense.

14.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma
Senior Vice President

If to the Subadviser:	Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Attn: Head of Institutional

With a copy to:	Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Attn: Legal Department

If to either MassMutual or the Subadviser, copies to:
MassMutual Select Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

16.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

18.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MassMutual. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

23.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Frank Kimball
Name:	Frank Kimball
Title:	Vice President

Acknowledged and Agreed:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Large Cap Value Fund

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Appendix A

The Subadviser shall provide to MassMutual the following:

1.	Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index.

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio.

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group.

2.

Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance
–	both positive and negative.
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.	Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix D

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Large Cap Value Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Huber Capital Management, LLC (the “Subadviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Large Cap Value Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 11th day of September, 2012.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MassMutual wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual, of which the Subadviser has been notified;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MassMutual, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MassMutual gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MassMutual such reports for the Portfolio, on a monthly, quarterly or annual basis, as MassMutual or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MassMutual reasonably deems necessary or desirable to enable MassMutual to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MassMutual and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MassMutual or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MassMutual or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MassMutual (or their agents or accountants), upon reasonable prior written request by MassMutual to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MassMutual and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MassMutual or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MassMutual (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MassMutual, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MassMutual, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MassMutual.

3.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MassMutual or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MassMutual recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MassMutual in any way or otherwise be deemed an agent of the Fund or MassMutual except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MassMutual agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the annual rate of [            ].

5.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MassMutual or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MassMutual may notify the Subadviser from time to time.

6.	Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MassMutual that:

(a)	The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MassMutual; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MassMutual of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)	The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MassMutual with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MassMutual that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)	The Subadviser has provided MassMutual with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MassMutual.

The Subadviser will promptly notify MassMutual of any changes in its Principals Group, Board of Directors, or Equity Shareholders or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d)	There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)	All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Subadviser or approved by the Subadviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)	The Subadviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

7.	Representations and Warranties of MassMutual.

(a) MassMutual represents and warrants to the Subadviser the following:

(i)	MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)	MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MassMutual has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

8.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MassMutual. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MassMutual, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MassMutual.

9.	Confidentiality.

The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MassMutual that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees of the Subadviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MassMutual for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MassMutual with prompt written notice of such requirement prior to any such disclosure.

10.	Use of Names.

The names of both MassMutual and any affiliates of MassMutual and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MassMutual and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MassMutual and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.

11.	Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

13.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MassMutual or the Fund may have under any securities laws.

(b) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.

Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the Subadviser or (ii) the Subadviser fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The Subadviser shall fully indemnify and hold harmless the indemnified party against, and shall advance to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party as permitted pursuant to the preceding sentence. If the Subadviser shall not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the Subadviser shall be deemed to have waived any right it might otherwise have to assume such defense.

14.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma
Senior Vice President

If to the Subadviser:	Huber Capital Management, LLC
10940 Wilshire Blvd., Suite 925
Los Angeles, CA 90024
Attention: Gary Thomas
COO/CCO

With a copy to:

If to either MassMutual or the Subadviser, copies to:
MassMutual Select Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

16.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

18.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MassMutual. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

23.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

HUBER CAPITAL MANAGEMENT, LLC

By:	/s/ Gary Thomas
Name:	Gary Thomas
Title:	COO/CCO

Acknowledged and Agreed:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Large Cap Value Fund

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Appendix A

The Subadviser shall provide to MassMutual the following:

1.	Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index.

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio.

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group.

2.

Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.	Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix E

Certain Other Mutual Funds Advised By Timberline

Timberline has provided the following information to the Trust regarding other funds for which Timberline acts as investment adviser or subadviser and which have investment objectives similar to those of the portion of the Small Cap Growth Equity Fund managed by Timberline.

Other Fund(s) with Similar Objectives to the Portion of the Small Cap Growth Equity Fund Managed by Timberline	Fee Rate (based on average daily net assets)		Net Assets* of Other Fund(s) at September 30, 2012	Timberline’s Relationship to Other Fund(s) (Adviser or Subadviser)
Timberline Small Cap Growth Fund	SGRIX = 1.23 SGWAX = 1.47 SGWYX = 1.47	% % %	$22.9 million	Adviser
SEI Institutional Investment Trust – Small Cap Fund	0.73%		$86.5 million	Subadviser
SEI Institutional Managed Trust – Small Cap Fund	1.30%		$25.6 million	Subadviser
SEI Institutional Managed Trust – Small Cap Growth Fund	1.29%		$17.4 million	Subadviser
SEI Institutional Investment Trust – Small Cap II Fund	0.80%		$30.9 million	Subadviser
SEI Institutional Investment Trust – Small/Mid Cap Equity Fund	0.73%		$132.7 million	Subadviser

*	Portion of Fund that is advised or subadvised by Timberline Asset Management LLC.

E-1

Appendix F

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Small Cap Growth Equity Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Timberline Asset Management LLC (the “Subadviser”) and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (“MassMutual”), for the MassMutual Select Small Cap Growth Equity Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 12th day of September, 2012.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MassMutual wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MassMutual shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MassMutual hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MassMutual, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MassMutual (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MassMutual of which the Subadviser has been notified;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time and provided to the Subadviser by MassMutual; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”) and provided to the Subadviser by MassMutual.

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MassMutual, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MassMutual gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MassMutual such reports for the Portfolio, on a monthly, quarterly or annual basis, as MassMutual or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information), information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MassMutual reasonably deems necessary or desirable to enable MassMutual to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MassMutual and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MassMutual or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MassMutual or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MassMutual (or their agents or accountants), upon reasonable prior written request by MassMutual to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MassMutual and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MassMutual serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MassMutual or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MassMutual (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MassMutual, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MassMutual, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MassMutual.

3.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MassMutual or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MassMutual recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MassMutual in any way or otherwise be deemed an agent of the Fund or MassMutual except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MassMutual with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MassMutual agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: [            ].

5.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MassMutual or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MassMutual may notify the Subadviser from time to time.

6.	Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MassMutual that:

(a)	The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MassMutual; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MassMutual of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)	The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MassMutual with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MassMutual that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)	The Subadviser has provided MassMutual with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MassMutual.

The Subadviser will promptly notify MassMutual of any changes in its managing member or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d)	There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)	All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Subadviser or approved by the Subadviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)	The Subadviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

7.	Representations and Warranties of MassMutual.

(a)	MassMutual represents and warrants to the Subadviser the following:

(i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii) MassMutual is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii) MassMutual has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

8.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MassMutual. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MassMutual, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MassMutual.

9.	Confidentiality.

The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MassMutual that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees of the Subadviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MassMutual for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MassMutual with prompt written notice of such requirement prior to any such disclosure unless such notice is forbidden by law.

10.	Use of Names.

The names of both MassMutual and any affiliates of MassMutual and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MassMutual and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MassMutual or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MassMutual and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.

11.	Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MassMutual and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

13.	Indemnification.

(a) In any action in which MassMutual or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MassMutual or the Fund may have under any securities laws.

(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MassMutual’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MassMutual or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MassMutual. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.

(c) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.

Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the party providing indemnification has not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the party providing indemnification shall be deemed to have waived any right it might otherwise have to assume such defense.

14.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:	Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention: Eric Wietsma
Senior Vice President

If to the Subadviser:	Timberline Asset Management LLC
805 SW Broadway
Suite 2400
Portland, OR 97205
Attention: Cindi T. Pérez
COO

With a copy to:

If to either MassMutual or the Subadviser, copies to:
MassMutual Select Funds
1295 State Street
Springfield, MA 01111
Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

16.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

18.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MassMutual. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

23.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

TIMBERLINE ASSET MANAGEMENT LLC

By:	/s/ Cindi T. Perez
Name:	Cindi T. Pérez
Title:	Chief Operating Officer

Acknowledged and Agreed:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Small Cap Growth Equity Fund

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Appendix A

The Subadviser shall provide to MassMutual the following:

1.	Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index.

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio.

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group.

2.

Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.	Annual On-Site Meeting—As part of MassMutual’s due diligence process, members of MassMutual’s Investment Group arrange an “on site” meeting with each of the managers in MassMutual’s Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix G

Shares Outstanding

For each class of the Large Cap Value Fund’s shares, the number of shares outstanding as of November 5, 2012 was as follows:

Large Cap Value Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class S	28,704,348.717
Class Y	2,375,795.463
Class L	3,819,645.494
Class A	6,592,782.765
Class N	10,607.699

Total	41,503,180.138

Ownership of Shares

As of November 5, 2012, the Trustees and officers of the Trust did not own any shares of the Large Cap Value Fund. As of November 5, 2012, MassMutual owned of record 56.1% of the Large Cap Value Fund, and therefore for certain purposes may be deemed to “control” the Large Cap Value Fund, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). As of November 5, 2012, Taynik & Co., c/o State Street Bank and Trust Company, P.O. Box 9130 FPG90, Boston, MA 02117, owned of record 17.1% of Class L, 16.2% of Class Y, and 9.9% of Class A, and therefore for certain purposes may be deemed a principal holder of the Large Cap Value Fund.

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Appendix H

Shares Outstanding

For each class of the Small Cap Growth Equity Fund’s shares, the number of shares outstanding as of November 5, 2012 was as follows:

Small Cap Growth Equity Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class Z	8,900,671.216
Class S	29,524,862.900
Class Y	3,960,836.845
Class L	3,484,082.485
Class A	4,463,922.118
Class N	33,139.089

Total	50,367,514.653

Ownership of Shares

As of November 5, 2012, the Trustees and officers of the Trust did not own any shares of the Small Cap Growth Equity Fund. As of November 5, 2012, MassMutual owned of record 27.3% of the Small Cap Growth Equity Fund, and therefore for certain purposes may be deemed to “control” the Small Cap Growth Equity Fund, as that term is defined in the 1940 Act. As of November 5, 2012, MAC & Co. Account PWKF1034002, Attn. Mutual Fund Operations, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230, owned of record 27.1% of Class S, and therefore for certain purposes may be deemed a principal holder of the Small Cap Growth Equity Fund, as that term is defined in the 1940 Act. As of November 5, 2012, MAC & Co. Account PWBF1034002, Attn. Mutual Fund Operations, P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230, owned of record 10.5% of Class S, and therefore for certain purposes may be deemed a principal holder of the Small Cap Growth Equity Fund. As of November 5, 2012, Taynik & Co., c/o State Street Bank and Trust Company, P.O. Box 9130 FPG90, Boston, MA 02117, owned of record 15.9% of Class Y, 13.2% of Class L, and 10.8% of Class A, and therefore for certain purposes may be deemed a principal holder of the Small Cap Growth Equity Fund.

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